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                                                                  EXECUTION COPY


                                 AMENDMENT NO. 2
                                       to
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 2 is entered into as of February 2, 2001 by and among HEAFNER TIRE GROUP, INC., a Delaware corporation, WINSTON TIRE COMPANY, a California corporation, THE SPEED MERCHANT, INC., a California corporation, CALIFORNIA TIRE COMPANY, a California corporation (the "Borrowers"), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the "Lenders"), and FLEET CAPITAL CORPORATION, a Rhode Island corporation, as administrative agent (the "Administrative Agent") for the Lenders.

                              Preliminary Statement

         The Borrowers, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Loan and Security Agreement dated as of March 6, 2000, as amended by Amendment No. 1 dated as of July 20, 2000 (the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined). The Borrowers have requested that Section 11.1(b) of the Loan Agreement (which requires the Borrowers to maintain Collateral Availability at any time after the Effective Date in an amount equal to or greater than $15,000,000) be amended as set forth below and the Required Lenders have agreed so to amend the Loan Agreement, upon and subject to the terms and conditions of this Amendment.

                             Statement of Agreement

         NOW, THEREFORE, in consideration of the Loan Agreement, the Loans outstanding thereunder, the mutual covenants set forth therein and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Amendment to Loan Agreement. Subject to the provisions of SECTION 2, the Loan Agreement is hereby amended by

         (a) amending subsection (b) of Section 11.1 Financial Covenants in its entirety to read as follows:

                  (b) Permit Collateral Availability at any time after the Effective Date to be less than $15,000,000 (except for the period beginning February 5, 2001 through and including February 16, 2001, during which Collateral Availability shall not be less than $9,000,000).


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         (b)      amending subsection (c) of Section 8.12 Information and
Reports in its entirety to read as follows:

                  (c) Cash Receipts and Disbursements Forecasts; Borrowing Base Certificate. The Borrowers shall deliver to the Administrative Agent (i) not less frequently than weekly, as requested by the Administrative Agent, the forecasted cash receipts and disbursements, in form and substance satisfactory to the Administrative Agent, of Heafner and its Subsidiaries, on a consolidated basis, for the succeeding 13 weeks, and (ii) on the 20th day of each calendar month, subject to the provisions of SECTION 8.12(E), a Borrowing Base Certificate prepared as of the last Business Day of the preceding Fiscal Month.

         Section 2. Effectiveness of Amendment. The provisions of SECTION 1 of this Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received (1) an amendment fee, for the Ratable benefit of the Lenders, in the amount of $100,000, which fee shall not be subject to refund or rebate of any kind, and (2) the following documents, each of which shall be in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

         (a) at least seven copies of this Amendment duly executed by the Borrowers and the Required Lenders; and

         (b) such other documents and instruments as the Administrative Agent may reasonably request.

         Section 3. Representations and Warranties. Each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

         (a) Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

         (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which such Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,


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                  (ii)     conflict with, result in a breach of or constitute a
         default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

         Section 4. Effect of Amendment. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent and the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         Section 5. Engagement of Outside Appraisers. The Borrowers hereby expressly authorize the Administrative Agent's engagement, at the Borrowers' expense, of independent experts to perform an appraisal of the Borrowers' Inventory, which shall be in form, scope and substance satisfactory to the Administrative Agent, and deliver a written report of such appraisal to the Lenders and the Administrative Agent.

         Section 6.        Counterpart Execution; Governing Law.

         (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be as effective as delivery of a manually delivered counterpart thereof.

         (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of law principles thereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                         BORROWERS:

                                         HEAFNER TIRE GROUP, INC.

[CORPORATE SEAL]

Attest:                                  By: /s/ David H. Taylor
                                             ----------------------------------
                                             Name: David H. Taylor
/s/ J. Michael Gaither                       Title: Senior Vice President & CFO
----------------------
[Assistant] Secretary


                                         WINSTON TIRE COMPANY

[CORPORATE SEAL]

Attest:                                  By: /s/ David H. Taylor
                                             ----------------------------------
                                             Name: David H. Taylor
/s/ J. Michael Gaither                       Title: Senior Vice President & CFO
----------------------
[Assistant] Secretary
                                         By: /s/ William E. Berry
                                             ----------------------------------
                                              Name: William E. Berry
                                              Title: Vice President_


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                                         THE SPEED MERCHANT, INC.

[CORPORATE SEAL]

Attest:                                  By: /s/ David H. Taylor
                                             ----------------------------------
                                             Name: David H. Taylor
/s/ J. Michael Gaither                       Title: Senior Vice President & CFO
----------------------
[Assistant] Secretary

                                         By: /s/ William E. Berry
                                             ----------------------------------
                                              Name: William E. Berry
                                              Title: Vice President


                                         CALIFORNIA TIRE COMPANY

[CORPORATE SEAL]

Attest:                                  By: /s/ David H. Taylor
                                             ----------------------------------
                                             Name: David H. Taylor
/s/ J. Michael Gaither                       Title: Senior Vice President & CFO
----------------------
[Assistant] Secretary

                                         By: /s/ William E. Berry
                                             ----------------------------------
                                              Name: William E. Berry
                                              Title: Vice President


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                                         FLEET CAPITAL CORPORATION, as
                                         Administrative Agent and as a Lender

                                         By: /s/ Stephen Y. McGehee
                                             ----------------------------------
                                               Stephen Y. McGehee
                                               Senior Vice President


                                         BANK OF AMERICA, N.A., as
                                         Syndication Agent and as a Lender

                                         By: /s/ Robert J. Walker
                                             ----------------------------------
                                              Name: Robert J. Walker
                                              Title: Senior Vice President


                                         FIRST UNION NATIONAL BANK, as
                                         Documentation Agent and as a Lender

                                         By: /s/ John T. Trainor
                                             ----------------------------------
                                              Name: John T. Trainor
                                              Title: Vice President_


                                         MELLON BANK, N.A., as a Lender

                                         By: /s/ Steve Janson
                                             ----------------------------------
                                              Name: Steve Janson
                                              Title: Vice President


                                         PNC BANK, NATIONAL ASSOCIATION, as a
                                         Lender

                                         By: /s/ John Speiser
                                             ----------------------------------
                                              Name: John Speiser
                                              Title: Vice President


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                                      GUARANTORS:

                                      Acknowledged and consented to this 2 day of February 2001:

                                      T.O. HAAS TIRE COMPANY, INC.

                                      By: /s/ J. Michael Gaither
                                           ----------------------------------
                                            Name: J. Michael Gaither
                                            Title: Vice President

                                      T.O. HAAS HOLDING CO., INC.

                                      By: /s/ J. Michael Gaither
                                           ----------------------------------
                                            Name: J. Michael Gaither
                                            Title: Vice President

                                      HAAS INVESTMENT COMPANY

                                      By: /s/ J. Michael Gaither
                                           ----------------------------------
                                            Name: J. Michael Gaither
                                            Title: Vice President


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